SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 15, 2003

(Date of earliest event reported)

DELTAGEN, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-31147	94-3260659
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

700 Bay Road Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)

(650) 569-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5.    Other Events and Regulation FD Disclosure.

On May 15, 2003, Deltagen, Inc. (“Deltagen”) announced results of operations for the quarter ended March 31, 2003. Further details regarding this announcement are contained in Deltagen’s news release dated May 15, 2003 attached as an exhibit hereto and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable

(b)    Not applicable

(c)    See attached Exhibits Index.

Item 9.    Regulation FD Disclosure.

The following information is intended to be furnished under Item 12, “Results of Operations and Financial Condition” and is being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. On May 15, 2003, Deltagen announced results of operations for the quarter ended March 31, 2003. Further details regarding this announcement are contained in Deltagen’s news release dated May 15, 2003 attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Number	Exhibit

99.1	Deltagen, Inc. News Release dated May 15, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTAGEN, INC.

By:	/S/ ROBERT J. DRISCOLL
Robert J. Driscoll Vice President of Intellectual Property and Legal Affairs

Date: May 16, 2003